UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)     May 23, 2007
                                           -------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



        California                    0-31525                68-0352144
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission             (IRS Employer
     Of incorporation)              File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Ranch Cordova, California       95670
----------------------------------------------------------    ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (916) 854-0123
                                                     ---------------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Page 1 of 10 Pages
The Index to Exhibits is on Page 3

Item 1.01.  Entry into a Material Definitive Agreement.

On May 23, 2007, the registrant executed a lease (the "Lease") with Joseph T. Bellamy, Trustee of the Joseph T. Bellamy 2005 Trust. The Lease relates to office space to be occupied by one of the issuer's banking divisions, Bank of Amador, a division of American River Bank. The premises are located at 26395 Buckhorn Ridge Road, Pioneer, California. The Lease is for a term of one hundred and twenty (120) months. The Buckhorn Ridge Road location represents a relocation of the existing premises located at 26675 Tiger Creek Road, Pioneer, California ("Former Location"). The land lease on the Former Location is scheduled to expire on May 31, 2007 and it will not be renewed. The foregoing description is qualified by reference to the Lease attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1 Office Lease between Joseph T. Bellamy, Trustee of the Joseph T. Bellamy 2005 Trust and the Bank of Amador, a division of American River Bank.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
May 23, 2007                        Mitchell A. Derenzo, Chief Financial Officer


Page 2 of 10 Pages

                                INDEX TO EXHIBITS

Exhibit No.       Description                                           Page
-----------       -----------                                           ----
  99.1            Office Lease between Joseph T. Bellamy,
                  Trustee of the Joseph T. Bellamy 2005 Trust
                  and the Bank of Amador, a division of
                  American River Bank.                                   4













Page 3 of 10 Pages